Item 1. Report to Shareholders

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
February 29, 2004

Certified Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

GEORGIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

As of 2/29/04

Georgia Tax-Free Bond Fund   $17,923

Lehman Brothers Municipal Bond Index   $18,600

Lipper Georgia Municipal Debt Funds Average   $16,939

                  Lehman Brothers         Lipper Georgia               Georgia
                  Municipal Bond          Municipal Debt               Tax-Free
                     Index                Funds Average                Bond Fund

2/94                10,000                   10,000                    10,000

2/95                10,188                   10,043                    10,142

2/96                11,314                   11,021                    11,219

2/97                11,937                   11,523                    11,796

2/98                13,028                   12,597                    12,940

2/99                13,829                   13,244                    13,681

2/00                13,541                   12,685                    13,208

2/01                15,212                   14,186                    14,804

2/02                16,252                   15,019                    15,735

2/03                17,498                   16,006                     1,860

2/04                18,600                   16,939                    17,923



Average Annual Compound Total Return
--------------------------------------------------------------------------------

Periods Ended 2/29/04             1 Year           5 Years             10 Years
--------------------------------------------------------------------------------

Georgia Tax-Free Bond Fund        6.30%               5.55%                6.01%

Lipper Georgia Municipal
Debt Funds Average                5.55                4.98                 5.40

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report

Dear Shareholder,

We are pleased to report that the Georgia Tax-Free Bond Fund generated a solid 6.30% return for the 12 months ended February 29, 2004. As shown in the table on the preceding page, we outperformed the Lipper Georgia Municipal Debt Funds Average during the latest 12-month period and have outpaced the benchmark for the past five and 10 years. For the year, the fund's return reflects price appreciation of $0.23 per share and dividend income of $0.46.

As you know, the fund seeks to provide the highest level of income exempt from federal and Georgia income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade Georgia municipal bonds.

Major Index Returns
--------------------------------------------------------------------------------
Period Ended 2/29/04                                            12-Month Return
--------------------------------------------------------------------------------

Lehman Brothers U.S. Aggregate Index                                       4.54%

Lehman Brothers Municipal Bond Index                                       6.30

Lehman Brothers High Yield Municipal Bond Index                           16.15

The Major Index Returns table shows how various bond indexes performed over the fund's fiscal year. The Lehman Brothers Municipal Bond Index, which tracks the national tax-free bond market, outperformed Lehman's U.S. Aggregate Index of taxable investment-grade bonds over the 12-month period. And as shown in the table, high-yield municipal bonds generated far and away the best total return over the past year.

Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      2/28/03              2/29/04
--------------------------------------------------------------------------------

Price Per Share                            $         11.27      $         11.50

Dividends Per Share for 12 Months                     0.49                 0.46

30-Day Standardized Yield
to Maturity                                           3.42%                2.91%

Weighted Average Maturity (years)                     14.3                 14.4

Weighted Average Effective
Duration (years)                                       6.0                  5.6

Weighted Average Quality *                              AA                   AA

*Based on T. Rowe Price research.

Note: Yield will vary and is not guaranteed.

The Portfolio Characteristics table shows various fund details as of February 29, 2004, compared with one year earlier. The portfolio's weighted average maturity ended the period at 14.4 years, virtually unchanged from a year ago, and duration narrowed to 5.6 years. The portfolio's average quality of its holdings was unchanged at AA. Declining interest rates over the past 12 months caused the fund's 30-day standardized yield to maturity to dip from year-ago levels.

Top 5 Sectors
--------------------------------------------------------------------------------

                                                 Percent of          Percent of
                                                 Net Assets          Net Assets
Periods Ended                                       2/28/03             2/29/04
--------------------------------------------------------------------------------

Water and Sewer Revenue                               19.8%                26.2%

General Obligation - Local                            17.1                 15.9

Prerefunded Bonds                                     12.7                 15.5

Hospital Revenue                                       5.9                  6.8

Educational Revenue                                    7.0                  6.6


The Top 5 Sectors table shows how the fund's assets were allocated at the end of the reporting period versus its year-earlier allocation. During this period, the fund's water and sewer revenue allocations rose significantly, to 26.2% from 19.8% a year ago. The portfolio trimmed its exposure to general obligation bonds and increased its allocation to prerefunded bonds.

Finally, I'm sure you are aware that mutual fund companies have recently come under scrutiny for their trading policies. The investigations have led to allegations that executives of several mutual fund companies permitted or engaged in improper mutual fund trading. In addition, certain intermediaries that process fund transactions are alleged to have assisted some investors in executing improper mutual fund trades. I want T. Rowe Price shareholders to know that we emphatically condemn the abuses that have been revealed or alleged against other firms in our industry. Our firm has not entered and will not enter into any agreements with any investors or intermediaries that authorize after-hours trading or excessive short-term trading in any of our funds. T. Rowe Price investors can be assured that our firm unequivocally opposes illegal or inappropriate trading of any nature and has policies and procedures in place designed to protect the best interests of our long-term shareholders. We have reviewed trading by T. Rowe Price personnel in the T. Rowe Price mutual funds over the last several years and did not uncover the existence of any of the abusive trading practices described in recent regulatory enforcement actions relating to fund portfolio managers and senior fund executives. You may find out more about our trading policies and the steps we take to protect your interests by visiting our Web site (troweprice.com). These policies are also spelled out in your fund's prospectus.

We thank you for your continued support.

Respectfully submitted,


James S. Riepe
Chairman


March 20, 2004

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                          Year
                         Ended
                       2/29/04     2/28/03     2/28/02     2/28/01     2/29/00

NET ASSET VALUE

Beginning of
period               $   11.27   $   10.99   $   10.83   $   10.15   $   11.03

Investment activities

  Net investment
  income (loss)           0.46        0.49        0.51*       0.52*       0.50*

  Net realized and
  unrealized
  gain (loss)             0.23        0.28        0.16        0.68       (0.88)

  Total from
  investment
  activities              0.69        0.77        0.67        1.20       (0.38)

Distributions

  Net investment
  income                 (0.46)      (0.49)      (0.51)      (0.52)      (0.50)

NET ASSET VALUE

End of period        $   11.50   $   11.27   $   10.99   $   10.83   $   10.15
                     ---------   ---------   ---------   ---------   ---------

Ratios/Supplemental Data

Total return^             6.30%       7.15%       6.29%*     12.08%*    (3.46)%*

Ratio of total
expenses to
average
net assets                0.65%       0.65%       0.65%*      0.65%*      0.65%*

Ratio of net
investment
income (loss)
to average
net assets                4.13%       4.39%       4.65%*      4.93%*      4.78%*

Portfolio
turnover rate             29.2%       24.8%       32.1%       33.9%       48.5%

Net assets,
end of period
(in thousands)        $  91,714   $  86,622   $  77,807   $  69,874   $  57,380

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.65% contractual expense limitation in effect through 2/28/03.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report                                       February 29, 2004


Portfolio of Investments (ss.)                         Par                Value
--------------------------------------------------------------------------------
                                                                ($ 000s)


GEORGIA  94.5%

Americus & Sumter County Hosp. Auth.,
Magnolia Manor, 6.25%, 5/15/19                       1,000                1,002

Assoc. County Commoners Leasing Program,
Public Purpose Project, COP, 5.25%, 4/1/24
(XLCA Insured)                                       1,000                1,098

Athens - Clarke County Residential Care Fac.,
Wesley Woods of Athens, 6.375%, 10/1/27               600                  531

Atlanta & Fulton County Recreation, GO,
5.75%, 12/1/18 (AMBAC Insured)                       1,500                1,756

Atlanta Airport

    Zero Coupon, 1/1/10 (MBIA Insured) #             1,060                  805

    5.50%, 1/1/26 (Prerefunded 1/1/10!)
    (FGIC Insured)                                   1,000                1,174

    5.60%, 1/1/30 (Prerefunded 1/1/10!)
    (FGIC Insured)                                   1,895                2,236

    6.25%, 1/1/14 (FGIC Insured) #                   1,000                1,174

    5.00%, 1/1/07 (FGIC Insured) #                     500                  543

Atlanta Water & Sewer

    VRDN (Currently 0.95%) (FSA Insured)               800                  800

    5.00%, 11/1/33 (MBIA Insured)                    1,000                1,043

Augusta Water & Sewer, 5.00%, 10/1/27
(FSA Insured)                                        1,000                1,049

Chatham County Hosp. Auth., Memorial Univ.
Medical Center, 6.125%, 1/1/24                       1,230                1,338

Cherokee County Water & Sewer Auth.,
5.50%, 8/1/23 (MBIA Insured)                         1,000                1,161

Clayton County Water Auth.

    5.00%, 5/1/20                                    1,000                1,096

    6.25%, 5/1/16                                    1,000                1,201

Cobb - Marietta Water Auth., 5.25%, 11/1/21          1,000                1,114

Cobb County Hosp. Auth., Wellstar Health System,
5.25%, 4/1/23 (AMBAC Insured)                        1,000                1,095

Columbia County, GO, 5.625%, 2/1/20                  1,250                1,403

Columbia County Water & Sewer, 6.25%, 6/1/18
(Prerefunded 6/1/10!) (FGIC Insured)                 1,000                1,218

Coweta County Residential Care Fac.
for the Elderly, Wesley Woods of
Newnan-Peachtree City, 8.25%, 10/1/26                  500                  524

Crisp County Dev. Auth., International Paper Co.,
6.20%, 2/1/20 #                                      1,000                1,084

Dekalb County Dev. Auth., 6.00%, 10/1/14
(Prerefunded 10/1/04!)                                 410                  430

Dekalb County Hosp. Auth., Series A,
5.00%, 9/1/11 (FSA Insured)                          1,000                1,135

Dekalb County Water And Sewage

    5.00%, 10/1/22                                   1,000                1,069

    5.00%, 10/1/35                                   2,000                2,094

    5.125%, 10/1/31                                  1,000                1,051

Downtown Smyrna Dev. Auth., 6.70%, 2/1/20
(Prerefunded 2/1/05!) (MBIA Insured)                 1,000                1,072

Fayette County Public Fac. Auth.

    6.00%, 6/1/30 (Prerefunded 6/1/10!)                500                  606

    6.25%, 6/1/20 (Prerefunded 6/1/10!)                500                  613

Floyd County Hosp. Auth., GO, 5.00%, 7/1/33
(MBIA Insured)                                         730                  769

Forsyth County

    6.00%, 3/1/16 (Prerefunded 3/1/10!)              1,250                1,507

  GO, 5.25%, 3/1/19                                    760                  856

Forsyth County School Dist., GO,
6.00%, 2/1/16                                        1,250                1,483

Forsyth County Water & Sewer Auth.

    5.00%, 4/1/21                                    1,060                1,131

    5.00%, 4/1/32                                    1,000                1,049

    6.25%, 4/1/20 (Prerefunded 4/1/10!)              1,000                1,222

Fulton County Dev. Auth., Georgia Tech
Foundation, 5.00%, 11/1/21                           1,000                1,067

Fulton County Residential Care Fac.
for the Elderly, Canterbury Court,
6.30%, 10/1/24                                         500                  522

Fulton County Water & Sewage Auth.,
6.25%, 1/1/09 (FGIC Insured)                         1,000                1,178

Fulton Dekalb Hosp. Auth., GO,
5.25%, 1/1/20 (FSA Insured)                          1,000                1,108

Gainesville Water & Sewer,
6.00%, 11/15/12 (FGIC Insured)                       1,000                1,216

Georgia, GO, 6.50%, 4/1/08                           1,000                1,176

Georgia Housing & Fin. Auth.

    5.65%, 12/1/21 #                                 1,000                1,060

    5.75%, 12/1/31 #                                   930                  980

    5.80%, 12/1/21 #                                   670                  708

    5.80%, 12/1/26 #                                   430                  455

    6.05%, 12/1/16 #                                   500                  526

    6.60%, 6/1/25 #                                    165                  169

Georgia Municipal Gas Auth.,
Southern Storage Gas, 6.00%, 7/1/04                    500                  508

Georgia Private Colleges & Univ. Auth.

  Emory Univ.

    5.50%, 11/1/20                                     500                  566

    5.50%, 11/1/25                                   1,975                2,174

    5.50%, 11/1/33                                   1,500                1,660

Glynn County Water & Sewer,
5.00%, 4/1/23 (AMBAC Insured)                        1,000                1,061

Griffin Utility, 5.125%, 1/1/27
(AMBAC Insured)                                      1,000                1,071

Gwinnett County School Dist., GO,
5.00%, 2/1/07                                          500                  549

Gwinnett County Water & Sewage Auth., GO

    4.75%, 8/1/24                                    1,000                1,034

    5.25%, 8/1/24                                    1,000                1,084

Hall County & Gainsville Hosp. Auth.,
Northeast Health System, 5.50%, 5/15/31              1,500                1,555

Henry County Water & Sewer Auth.

    5.00%, 2/1/07 (MBIA Insured)                     1,000                1,095

    5.125%, 2/1/20 (MBIA Insured)                    1,000                1,108

    5.625%, 2/1/30 (FGIC Insured)                    1,000                1,120

Jackson County School Dist., 6.00%, 7/1/14
(Prerefunded 7/1/04!) (MBIA Insured)                 1,000                1,037

Macon - Bibb County Urban Dev. Auth., GO,
5.50%, 10/1/22                                       1,000                1,118

Macon Water & Sewage Auth., 5.00%, 10/1/21           1,000                1,068

Medical Center Hosp. Auth.,
Columbus Regional Healthcare System,
5.50%, 8/1/25 (MBIA Insured)                         1,000                1,080

Metropolitan Atlanta Rapid Transit Auth.

    6.90%, 7/1/20 (Prerefunded 7/1/04!)
    (MBIA Insured)                                   1,325                1,379

    7.00%, 7/1/11 (Escrowed to Maturity)             2,050                2,577

    7.00%, 7/1/11 (Escrowed to Maturity)
    (MBIA Insured)                                     635                  798

Municipal Electric Auth. of Georgia

    6.50%, 1/1/12 (Escrowed to Maturity)                80                   98

    6.50%, 1/1/12                                      440                  528

    6.50%, 1/1/17 (MBIA Insured)                       205                  257

    6.60%, 1/1/18 (Escrowed to Maturity)               175                  224

    6.60%, 1/1/18                                      860                1,080

    7.25%, 1/1/24 (AMBAC Insured)                    1,000                1,379

  Newton County Hosp. Auth., GO, 6.00%, 2/1/20
  (AMBAC Insured)                                    1,000                1,167

  Paulding County School Dist., GO, 6.00%, 2/1/13
  (MBIA Insured)                                     1,000                1,211

Paulding County Water & Sewer, 6.00%, 12/1/13
(MBIA Insured)                                       1,000                1,223

Peach County School Dist., 6.40%, 2/1/19
(Prerefunded 2/1/05!) (MBIA Insured)                   500                  535

Rockdale County Dev. Auth., Pratt Industries USA,
7.40%, 1/1/16 #                                        385                  387

Rockdale County School Dist., GO, 6.50%, 1/1/09
(Prerefunded 1/1/05!)                                1,000                1,066

Roswell, 5.50%, 2/1/14
(Prerefunded 2/1/09!)                                1,000                1,162

Savannah, Savannah Airport Commision,
5.25%, 1/1/17 (FSA Insured)                          1,000                1,095

Savannah Economic Dev. Auth.

    7.40%, 1/1/24                                      420                  429

  Savannah College of Art & Design,
  6.80%, 10/1/19                                       500                  550

Total Georgia (Cost  $79,468)                                            86,730

PUERTO RICO  3.7%

Puerto Rico Electric Power Auth.,
5.00%, 7/1/08                                        2,000                2,233

Puerto Rico Highway & Transportation Auth.,
5.00%, 7/1/26
(Tender 7/1/10) (FSA Insured)                        1,000                1,143

Total Puerto Rico (Cost  $3,272)                                          3,376


OPTIONS PURCHASED  0.0%

U.S. Treasury Note 10 Year Future,
20 contracts (for 100 shares each),
Put, 3/31/04 @ $110.00*                                  2                    2

Total Options Purchased (Cost  $17)                                           2

Total Investments in Securities

98.2% of Net Assets (Cost  $82,757)                                     $90,108
                                                                        -------

(ss.) Denominated in U.S. dollar unless otherwise noted

#     Interest subject to alternative minimum tax

*     Non-income producing

!     Used in determining portfolio maturity

AMBAC AMBAC Assurance Corp.

COP   Certificates of Participation

FGIC  Financial Guaranty Insurance Company

FSA   Financial Security Assurance Inc.

GO    General Obligation

MBIA  MBIA Insurance Corp.

VRDN  Variable-Rate Demand Note

XLCA  XL Capital Assurance Inc.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report                                       February 29, 2004

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
($ 000s)


Assets

Total investments in securities, at value
(cost $82,757)                                             $             90,108

Other assets                                                              1,815

Total assets                                                             91,923

Liabilities

Total liabilities                                                           209

NET ASSETS                                                 $             91,714
                                                           --------------------

Net Assets Consist of:

Undistributed net investment income (loss)                 $                 36

Undistributed net realized gain (loss)                                     (441)

Net unrealized gain (loss)                                                7,351

Paid-in-capital applicable to
7,976,957 no par value shares
of beneficial interest outstanding;
unlimited number of shares authorized                                    84,768

NET ASSETS                                                 $             91,714
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $              11.50
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report


Statement of Operations
--------------------------------------------------------------------------------
($ 000s)


                                                                           Year
                                                                          Ended
                                                                        2/29/04

Investment Income (Loss)

Interest income                                            $              4,191

Expenses

  Investment management                                                     367

  Custody and accounting                                                    103

  Shareholder servicing                                                      54

  Legal and audit                                                            15

  Prospectus and shareholder reports                                         11

  Registration                                                                7

  Trustees                                                                    5

  Miscellaneous                                                               5

  Reductions/repayments pursuant to expense limitation
    Investment management fees (waived) repaid                                6

  Total expenses                                                            573

  Expenses paid indirectly                                                   (2)

  Net expenses                                                              571

Net investment income (loss)                                              3,620

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                                613

  Futures                                                                  (112)

  Written options                                                            35

  Net realized gain (loss)                                                  536

Change in net unrealized gain (loss)

  Securities                                                              1,164

  Futures                                                                    41

  Change in net unrealized gain (loss)                                    1,205

Net realized and unrealized gain (loss)                                   1,741

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $              5,361
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)


                                                      Year
                                                     Ended
                                                   2/29/04              2/28/03

Increase (Decrease) in Net Assets

Operations

  Net investment income                    $         3,620      $         3,635

  Net realized gain (loss)                             536                  287

  Change in net unrealized gain (loss)               1,205                1,816

  Increase (decrease) in
  net assets from operations                         5,361                5,738

Distributions to shareholders

  Net investment income                             (3,612)              (3,626)

Capital share transactions *

  Shares sold                                       21,300               19,391

  Distributions reinvested                           2,538                2,662

  Shares redeemed                                  (20,495)             (15,350)

  Increase (decrease) in
  net assets from capital
  share transactions                                 3,343                6,703

Net Assets

Increase (decrease) during period                    5,092                8,815

Beginning of period                                 86,622               77,807

End of period                              $        91,714      $        86,622
                                           ---------------      ---------------

*Share information

  Shares sold                                        1,882                1,756

  Distributions reinvested                             225                  241

  Shares redeemed                                   (1,819)              (1,390)

  Increase (decrease) in shares outstanding            288                  607

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report                                       February 29, 2004

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust and commenced operations on March 31, 1993. The fund seeks to provide the highest level of income exempt from federal and Georgia state income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade Georgia municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Purchased and written options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Trustees.

Credits
The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gains distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts
During the year ended February 29, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Options are reflected in the accompanying Portfolio of Investments at market value. Transactions in options written and related premiums received during the year ended February 29, 2004, were as follows:

                                                   Number of
                                                   Contracts           Premiums

Outstanding at beginning of period                      --            $      --

Written                                                 25               15,000

Expired                                                (25)             (15,000)

Outstanding at end of period                            --            $      --
                                                   -----------------------------

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $29,141,000 and $24,373,000, respectively, for the year ended February 29, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 29, 2004 totaled $3,612,000 and were characterized as tax-exempt income for tax purposes. At February 29, 2004, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                    $          7,463,000

Unrealized depreciation                                                (310,000)

Net unrealized appreciation (depreciation)                            7,153,000

Undistributed tax-exempt income                                           4,000

Capital loss carryforwards                                             (211,000)

Paid-in capital                                                      84,768,000

Net assets                                                 $         91,714,000
                                                           --------------------


Federal income tax regulations require the fund to defer recognition of capital losses realized on certain covered option and futures transactions; accordingly, $245,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of February 29, 2004. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended February 29, 2004, the fund utilized $739,000 of capital loss carryforwards. As of February 29, 2004, the fund had $193,000 of capital loss carryforwards that expire in fiscal 2009, and $18,000 that expire in fiscal 2010.

For the year ended February 29, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                        $             (9,000)

Undistributed net realized gain                                           7,000

Paid-in capital                                                           2,000

At February 29, 2004, the cost of investments for federal income tax purposes was $82,955,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At February 29, 2004, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $30,000.

The fund is also subject to a contractual expense limitation through February 28, 2003. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.65%. Through February 28, 2005, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund's expense ratio to exceed its expense limitation. At February 29, 2004, management fees waived remain subject to repayment by the fund in the amount of $4,000 through February 28, 2005.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled $101,000 for the year ended February 29, 2004, of which $8,000 was payable at period-end.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report

Report of Independent Auditors
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Georgia Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Georgia Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the "Fund") at February 29, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
March 22, 2004

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report


Tax Information (Unaudited) for the Tax Year Ended 2/29/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $2,000 from short-term capital gains

o $3,600,000 which qualified as exempt-interest dividends.



Information on Proxy Voting
--------------------------------------------------------------------------------

A description of the policies and procedures that the T. Rowe Price Georgia Tax-Free Bond Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 1-800-225-5132. It also appears in the fund's Statement of Additional Information (Form 485B), which can be found on the SEC's Web site, www.sec.gov.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report

About the Fund's Trustees and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

--------------------------------------------------------------------------------
Independent Trustees

Name
(Year of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies

Anthony W. Deering
(1945)
1986

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
2001

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
2001

Director, Golden Star Resources Ltd., Canyon Resources Corp.
(5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003

Managing Director and President, Global Private Client Services, Marsh Inc.; Managing Director and Head of International Private Banking, Bankers Trust; Director, Eli Lilly and Company

F. Pierce Linaweaver
(1934)
1986

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
1992

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company

* Each independent trustee oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

--------------------------------------------------------------------------------

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price
Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies

William T. Reynolds, CFA, CIC
(1948)
1991
[37]

Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited


James S. Riepe
(1943)
1986
[111]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, State Tax-Free Income Trust

M. David Testa, CFA, CIC
(1944)
1997
[111]

Director and Vice President, T. Rowe Price and T. Rowe Price Trust Company; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price International, Inc.; Director, T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited

* Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served

Principal Occupation(s)

Stephen V. Booth, CPA (1961)
Vice President, State Tax-Free Income Trust

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Linda A. Brisson (1959)
Vice President, State Tax-Free Income Trust

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Steven G. Brooks, CFA (1954)
Vice President, State Tax-Free Income Trust

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joseph A. Carrier, CPA (1960)
Treasurer, State Tax-Free Income Trust

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

--------------------------------------------------------------------------------
Officers (continued)

Name (Year of Birth)
Title and Fund(s) Served

Principal Occupation(s)

Jonathan M. Chirunga (1966)
Vice President, State Tax-Free Income Trust

Vice President, T. Rowe Price

Maria H. Condez (1962)
Assistant Vice President, State Tax-Free Income Trust

Employee, T. Rowe Price

G. Richard Dent (1960)
Vice President, State Tax-Free Income Trust

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)
Vice President, State Tax-Free Income Trust

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Trust Company, and T. Rowe Price International, Inc.

Gregory S. Golczewski (1966)
Vice President, State Tax-Free Income Trust

Vice President, T. Rowe Price and T. Rowe Price Trust Company

Charles B. Hill (1961)
Vice President, State Tax-Free Income Trust

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Henry H. Hopkins (1942)
Vice President, State Tax-Free Income Trust

Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

T. Dylan Jones (1971)
Assistant Vice President, State Tax-Free Income Trust

Assistant Vice President, T. Rowe Price

Marcy M. Lash (1963)
Vice President, State Tax-Free Income Trust

Vice President, T. Rowe Price

Alan D. Levenson (1958)
Vice President, State Tax-Free Income Trust

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Patricia B. Lippert (1953)
Secretary, State Tax-Free Income Trust

Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)
Executive Vice President, State Tax-Free Income Trust

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Konstantine B. Mallas (1963)
Vice President, State Tax-Free Income Trust

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James M. McDonald (1949)
Vice President, State Tax-Free Income Trust

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company


Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

--------------------------------------------------------------------------------
Officers (continued)


Name (Year of Birth)
Title and Fund(s) Served

Principal Occupation(s)

Hugh D. McGuirk, CFA (1960)
Vice President, State Tax-Free Income Trust

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mary J. Miller, CFA (1955)
President, State Tax-Free Income Trust

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Timothy G. Taylor (1975)
Assistant Vice President, State Tax-Free Income Trust

Employee, T. Rowe Price

Edward A. Wiese, CFA (1959)
Vice President, State Tax-Free Income Trust

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Director, Vice President, and Chief Investment Officer, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $8,009                $7,892
     Audit-Related Fees                         683                    --
     Tax Fees                                 2,233                 1,996
     All Other Fees                             124                   129

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $719,000 and $671,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By       /s/ James S. Riepe
         James S. Riepe
         Principal Executive Officer

Date     April 16, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ James S. Riepe
         James S. Riepe
         Principal Executive Officer

Date     April 16, 2004


By       /s/ Joseph A. Carrier
         Joseph A. Carrier
         Principal Financial Officer

Date     April 16, 2004